                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 15, 1999


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     Maryland                   1-12514                   84-1246585
 (State or Other              (Commission                (IRS Employer
 Jurisdiction of              File Number)            Identification No.)
  Incorporation)
--------------------------------------------------------------------------------


                   200 Four Falls Corporate Center, Suite 208
                      West Conshohocken, Pennsylvania 19428
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (484) 530-1800
--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 15, 1999, Keystone Property Trust (the "Company"), through Keystone Operating Partnership, L.P. (the "Operating Partnership"), acquired a bulk distribution warehouse facility known as the Lemoyne Property ("Lemoyne Property"). The Lemoyne Property, located at 221 South 10th Street in Lemoyne, PA, aggregates 885,802 square feet and was purchased for approximately $29.8 million, including closing costs. The purchase price was partially funded through proceeds from the Company's revolving credit facility and a $19,500,000 10 year term loan from the Prudential Insurance Company of America. As of October 15, 1999, the Lemoyne Property was 100% leased to 4 tenants. Cumberland Distribution, WESCO Distribution, and International Paper each occupies more than 10% of the total leaseable square feet of the Lemoyne Portfolio.

The following table set forth below shows certain information regarding rental rates and lease expirations for the Lemoyne Property as of September 30, 1999 (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):



                                                                                                             Annualized Rent
                                                                     Percentage of                          Per Leased Square
    Year of Lease        Number of Expiring    Square Footage of      Total Leased     Annualized Rent of    Foot of Expiring
      Expiration               Leases           Expiring Leases       Square Feet      Expiring Leases (1)        Leases
----------------------- ---------------------- ------------------- ------------------- -------------------- -------------------
         1999                    --                    --                  --                 $--                  $--
         2000                     1                     73,380            8.28%                 256,830              3.50
         2001                    --                    --                  --                  --                   --
         2002                     4                    812,422           91.72%               2,927,500              3.60
         2003                    --                    --                  --                  --                   --
         2004                    --                    --                  --                  --                   --
         2006                    --                    --                  --                  --                   --
         2007                    --                    --                  --                  --                   --
         2008                    --                    --                  --                  --                   --
         2009                    --                    --                  --                  --                   --
                        ---------------------- ------------------- ------------------- -------------------- -------------------
     Grand Total                 5                     885,802          100.00%        $      3,184,330     $        3.59
                        ---------------------- ------------------- ------------------- -------------------- -------------------
                        ---------------------- ------------------- ------------------- -------------------- -------------------

(1) Annualized Rent of Expiring Leases, as used above, represents the monthly contractual rental rate in the month the lease expires, multiplied by twelve.

The seller of the Lemoyne Property, Conwego Contractors, Inc., is a party unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of this property on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants. The purchase price was determined through an arm's length negotiation between the Company and the sellers.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

              The audited statements of revenue and certain operating expenses of the Lemoyne Property for the year ended December 31, 1998 and for the six month period ended June 30, 1999 (unaudited) are included on pages F-23 to F-26.

     (b)      PRO FORMA FINANCIAL INFORMATION

              Unaudited pro forma condensed consolidating financial information which reflects the Company's acquisitions of the Lemoyne Property as of and for the six month period ended June 30, 1999 and for the year ended December 31, 1998 are included on pages F-1 to F-22.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KEYSTONE PROPERTY TRUST



Date:    October 20, 1999          By  /s/ Jeffrey E. Kelter
                                       ---------------------
                                       Jeffrey E. Kelter
                                       President and Chief Executive Officer


Date:    October 20, 1999          By  /s/ Timothy A. Peterson
                                       -----------------------
                                       Timothy A. Peterson
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary


Date:    October 20, 1999          By  /s/ Timothy E. McKenna
                                       ----------------------
                                       Timothy E. McKenna
                                       Treasurer, Senior Vice President Finance
                                       and Corporate Controller (Principal
                                       Accounting Officer)

                             KEYSTONE PROPERTY TRUST

                                      INDEX




I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
     FINANCIAL INFORMATION

     -  Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1999.....................F-2
     -  Pro Forma Condensed Consolidating Statement of Operations for the
        Six-month period ended June 30, 1999....................................................F-3
     -  Pro Forma Condensed Consolidating Statement of Operations for the
        year ended December 31, 1998............................................................F-5
     -  Notes to Management's Assumptions to Unaudited Pro Forma Condensed
        Consolidating Financial Information.....................................................F-7

II.  LEMOYNE PROPERTY

     -  Report of Independent Public Accountants...............................................F-23
     -  Combined Statement of Revenue and Certain Expenses for the six month period ended June 30, 1999 (unaudited) and year ended December 31, 1998.......................F-24
     -  Notes to Combined Statement of Revenue and Certain Expenses............................F-25

                             KEYSTONE PROPERTY TRUST

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following sets forth the unaudited pro forma condensed consolidating balance sheet at June 30, 1999 and the unaudited pro forma condensed consolidating statements of operations for American Real Estate Investment Corporation (the "Company") for the six months ended June 30, 1999 and the year ended December 31, 1998.

The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma consolidating financial information is presented as if the following events occurred on June 30, 1999 for balance sheet purposes and on January 1, 1998 for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Quadrangles Village Apartments and Americana Lakewood Apartments dispositions. On June 24, 1998, the Company sold Quadrangles Village Apartments, a 510-unit apartment building located in Tempe, Arizona for approximately $26,500,000. On January 9, 1998, the Company consummated the sale of a 300-unit multi-family residential property known as Americana Lakewood Apartments located in the metropolitan Denver area for a gross sales price of $15,066,000.

- The Company's private placement on July 9, 1998 of 1,092,051 shares of Common Stock with certain institutional investors for approximately $18,000,000 and the use of net proceeds of $17,440,000 to repay indebtedness under the Company's credit facility.

- The Company's private placement on August 19, 1998 of 720,743 shares of its Common Stock for an aggregate purchase price of $11,400,000 were issued to the New York State Common Retirement Fund as partial repayment of certain indebtedness encumbering certain properties in the Pioneer Portfolio.

- The Company's private placement on December 24, 1998 of 800,000 shares of its Series A Convertible Preferred Stock to AEW Targeted Securities Fund, L.P. ("AEW") for net proceeds of approximately $19,500,000 was used to repay outstanding indebtedness. The Convertible Preferred Shares have a conversion price of $16.50, a distribution rate of 9% per annum and are convertible at any time, at AEW's option. The liquidation preference of each Convertible Preferred Share is $25.00. The Company may redeem the Convertible Preferred Shares at any time on or after December 15, 2003.

- The Company's acquisition of an industrial property located in Lemoyne, PA for approximately $29.8 million, including closing costs. This purchase price was funded through proceeds from the Company's revolving credit facility and a $19.5 million loan with an interest rate of 7.66% for a 10 year term. This property is 100% leased to International Paper, Cumberland Distribution, Outdoor Advertising Systems, and Wesco. The property is located adjacent to Route 581, the Capital Beltway, Interstate 83 and the Pennsylvania Turnpike.

The acquisition transactions described in Note 1 to these pro forma financial statements were accounted for in the pro forma financial statements using the purchase method of accounting.

                             KEYSTONE PROPERTY TRUST

      PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--AS OF JUNE 30, 1999

           (Unaudited--in thousands, except share and per share data)


                                                    The
                                                  Company           Property         Pro Forma     The Company
                                                Historical      Acquisitions (A)    Adjustments     Pro Forma
                                                ----------      ----------------    -----------     ---------
                   ASSETS
Investments in real estate, net                 $  550,140      $   266,075         $              $ 816,215
Investment in direct financing lease                 1,584                                             1,584
Investment in management company                     4,329                                             4,329

Cash and cash equivalents                            1,791           (1,483)                             308

Restricted cash                                      3,628                                             3,628
Accounts and other receivables                       3,747                                             3,747
Other assets, net                                   10,982                                            10,982
                                                ----------      -----------         --------       ---------

Total assets                                    $  576,201      $   264,592         $    ---       $ 840,793
                                                ----------      -----------         --------       ---------
                                                ----------      -----------         --------       ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgage notes payable and other debt        $  361,297      $   154,921         $              $ 516,218
   Accrued expenses and other liabilities           12,386            2,000                           14,386

Minority interest                                   88,185                               191(B)       88,376
Convertible Preferred Units                          7,500           47,121                           54,621

Shareholders' equity:
   Preferred Stock                                       1                2                                3
   Common stock                                          8                                                 8
   Warrants                                            685                                               685
   Additional paid-in capital                      104,272           60,548             (191) (B)    164,629
Cumulative net income                               17,912                                            17,912
Cumulative dividends                               (16,045)                                          (16,045)
                                                -----------     -----------        ---------       ----------

   Total shareholders' equity                      106,833           60,550             (191) (B)    167,192
                                                ----------      -----------        --------------  ---------
   Total liabilities and shareholders' equity   $  576,201      $   264,592              ---       $ 840,793
                                                ----------      -----------        --------------  ---------
                                                ----------      -----------        --------------  ---------

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999

           (Unaudited--in thousands, except Share and Per Share Data)






                                          The                 1999          The Company,
                                     Company Historical   Dispositions (a)  as Adjusted
                                     ------------------   ----------------  -----------

REVENUE:
   Minimum rent                          $  32,976        $   (276)         $   32,700
   Tenant reimbursements and other
      income                                 3,506             (51)              3,455
                                         ---------        ---------         ----------
         Total revenue                      36,482            (327)             36,155

OPERATING EXPENSES:
   Property operating expenses               7,581            (152)              7,429
   General and administrative                1,611             ---               1,611
   Interest                                 13,148             ---              13,148
   Depreciation                              6,879             ---               6,879
                                         ---------      ----------        ------------
         Total operating expenses           29,219            (152)             29,067

INCOME (LOSS) BEFORE EQUITY IN
   LOSSES FROM INVEST-
   MENT IN MANAGEMENT COMPANY, GAINS
   ON SALES OF ASSETS, DISTRIBUTIONS
   TO PREFERRED UNITHOLDERS,
   MINORITY INTEREST, AND INCOME
   ALLOCATED PREFERRED SHARES                7,263            (175)              7,088

EQUITY IN LOSSES FROM INVESTMENT IN
   MANAGEMENT COMPANY                         (490)             --                (490)

GAINS ON SALE OF ASSETS                      1,284          (1,284)                ---
                                         ---------        ---------         ----------

                                   (Continued)




                                       1999 Property Acquisitions
                                     --------------------------------

                                       Historical       Pro Forma       The Company
                                     Operations (b)    Adjustments       Pro Forma
                                     --------------    -----------       ---------

REVENUE:
   Minimum rent                        $    13,037     $    ---         $    45,737
   Tenant reimbursements and other
      income                                 1,975          ---               5,430
                                       -----------     --------         -----------
         Total revenue                      15,012                           51,167

OPERATING EXPENSES:
   Property operating expenses               2,993         (110)(c)          10,312
   General and administrative                  ---           41(d)            1,652
   Interest                                    ---        5,730(c)           18,878
   Depreciation                                ---        3,203(c)           10,082
                                       -----------     --------         -----------
         Total operating expenses            2,993        8,864              40,924

INCOME (LOSS) BEFORE EQUITY IN
   LOSSES FROM INVEST-
   MENT IN MANAGEMENT COMPANY, GAINS
   ON SALES OF ASSETS, DISTRIBUTIONS
   TO PREFERRED UNITHOLDERS,
   MINORITY INTEREST, AND INCOME
   ALLOCATED PREFERRED SHARES               12,019       (8,864)             10,243

EQUITY IN LOSSES FROM INVESTMENT IN
   MANAGEMENT COMPANY                          ---          ---                (490)

GAINS ON SALE OF ASSETS                        ---          ---                 ---
                                       -----------     --------         -----------



                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999
                                   (CONTINUED)
           (Unaudited--in thousands, except Share and Per Share Data)





                                            The               1999           The Company,
                                     Company Historical   Dispositions (a)    as Adjusted
                                     ------------------   ----------------    -----------
INCOME (LOSS) BEFORE DISTRIBUTIONS
   TO PREFERRED UNITHOLDERS,
   MINORITY INTEREST AND INCOME
   ALLOCATED TO PREFERRED SHARES             8,057          (1,459)              6,598

DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS                                (337)             ---               (337)
                                         ----------       ---------         -----------

INCOME (LOSS) BEFORE MINORITY
   INTEREST AND INCOME ALLOCATED TO
   PREFERRED SHARES                          7,720           (1,459)             6,261

MINORITY INTEREST                           (3,200)             ---             (3,200)
                                         ----------       ---------         -----------

NET INCOME (LOSS)                            4,520           (1,459)             3,061

INCOME ALLOCATED TO PREFERRED SHARES          (900)             ---               (900)
                                         ----------       ---------         -----------

INCOME ALLOCATED TO COMMON SHARES        $   3,620        $  (1,459)        $    2,161
                                         ----------       ---------         -----------
                                         ----------       ---------         -----------

BASIC EARNINGS PER COMMON SHARE          $      .49
                                         ----------
                                         ----------

DILUTED EARNINGS PER COMMON SHARES       $      .47
                                         ----------
                                         ----------


WEIGHTED AVERAGE SHARES
OUTSTANDING-BASIC                        7,432,909
                                         ----------
                                         ----------


WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING - DILUTED                 14,588,622
                                         ----------
                                         ----------






                                          1999 Property Acquisitions
                                        --------------------------------

                                           Historical       ProForma        The Company
                                          Operations (b)    Adjustments       Pro Forma
                                          --------------    -----------       ---------
INCOME (LOSS) BEFORE DISTRIBUTIONS
   TO PREFERRED UNITHOLDERS,
   MINORITY INTEREST AND INCOME
   ALLOCATED TO PREFERRED SHARES             12,019         (8,864)              9,753

DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS                                  ---         (2,242)(e)          (2,579)
                                            -------       ---------        ------------

INCOME (LOSS) BEFORE MINORITY
   INTEREST AND INCOME ALLOCATED TO
   PREFERRED SHARES                          12,019        (11,106)              7,174

MINORITY INTEREST                               ---          1,656(f)           (1,544)
                                            -------       --------         ------------

NET INCOME (LOSS)                            12,019         (9,450)              5,630

INCOME ALLOCATED TO PREFERRED SHARES            ---         (2,925)(g)          (3,825)
                                            -------       ---------        ------------

INCOME ALLOCATED TO COMMON SHARES           $12,019       $(12,375)        $     1,805
                                            -------       ---------        ------------
                                            -------       ---------        ------------

BASIC EARNINGS PER COMMON SHARE                                            $        .24
                                                                           ------------
                                                                           ------------

DILUTED EARNINGS PER COMMON SHARES                                         $        .23
                                                                           ------------
                                                                           ------------


WEIGHTED AVERAGE SHARES
OUTSTANDING-BASIC                                                            7,536,787
                                                                           ------------
                                                                           ------------


WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING - DILUTED                                                    14,722,244
                                                                           ------------
                                                                           ------------


       The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 1998


           (Unaudited -in thousands, except Share and Per Share Data)



                                                                    1998 Events
                                                          --------------------------------
                                           The Company      Historical       Pro Forma
                                           Historical     Operations (a)    Adjustments       Subtotal
                                           ----------     --------------    -----------       --------
REVENUE:
     Minimum rent                          $    36,332     $     26,477    $    1,688(b)     $   64,497
     Tenant reimbursements and other
         income                                  4,696            2,441           ---             7,137
                                           -----------     ------------    ----------        ----------
              Total revenue                     41,028           28,918         1,688            71,634

OPERATING EXPENSES:
     Property operating expenses                 8,814            6,112            22(b)         14,948
     General and administrative                    869              ---                             869
     Interest                                   14,539              ---       11,549 (b)         26,088
     Depreciation and amortization               6,911              ---        5,654 (b)         12,565
                                           -----------     ------------    -------------     ----------
              Total operating expenses          31,133            6,112        17,225            54,470

INCOME (LOSS) BEFORE EQUITY IN
   LOSSES FROM INVEST-
   MENT IN MANAGEMENT COMPANY, GAINS
   ON SALES OF ASSETS, DISTRIBUTIONS
   TO PREFERRED UNITHOLDERS, MINORITY
   INTEREST, AND INCOME ALLOCATED
   PREFERRED SHARES                              9,895           22,806      (15,537)            17,164

EQUITY IN INCOME LOSSES FROM
     INVESTMENT IN MANAGEMENT
     COMPANY                                   (1,167)              ---           ---           (1,167)

GAINS ON SALES OF ASSETS                        11,952         (11,952)                             ---
                                           -----------     ------------    ----------        ----------

INCOME (LOSS) BEFORE
     DISTRIBUTIONS TO PREFERRED
     UNITHOLDERS AND MINORITY
     INTEREST                                   20,680           10,854      (15,537)            15,997

DISTRIBUTIONS TO PREFERRED
UNITHOLDERS                                       (15)              ---         (660) (c)         (675)






                                                     1999 Events
                                           --------------------------------
                                             Historical       Pro Forma      The Company Pro
                                                                             ---------------
                                           Operations (e)    Adjustments         Forma
                                           --------------    -----------       ---------
REVENUE:
     Minimum rent                            $    21,332          479 (f)     $    86,308
     Tenant reimbursements and other
         income                                    3,406          632 (f)          11,175
                                             -----------     --------         -----------
              Total revenue                       24,738        1,111              97,483

OPERATING EXPENSES:
     Property operating expenses                   5,101         (208) (f)         19,841
     General and administrative                      ---          165 (g)           1,034
     Interest                                        ---        7,729 (f)          33,817
     Depreciation and amortization                 (194)        6,630 (f)          19,001
                                             -----------     --------         -----------
              Total operating expenses             4,907       14,316              73,693

INCOME (LOSS) BEFORE EQUITY IN
   LOSSES FROM INVEST-
   MENT IN MANAGEMENT COMPANY, GAINS
   ON SALES OF ASSETS, DISTRIBUTIONS
   TO PREFERRED UNITHOLDERS, MINORITY
   INTEREST, AND INCOME ALLOCATED
   PREFERRED SHARES                               19,831      (13,205)             23,790

EQUITY IN INCOME LOSSES FROM
     INVESTMENT IN MANAGEMENT
     COMPANY                                         ---       (1,842)            (3,009)

GAINS ON SALES OF ASSETS                             ---          ---                 ---
                                             -----------     --------         -----------

INCOME (LOSS) BEFORE
     DISTRIBUTIONS TO PREFERRED
     UNITHOLDERS AND MINORITY
     INTEREST                                     19,831      (15,047)             29,781

DISTRIBUTIONS TO PREFERRED
UNITHOLDERS                                          ---       (4,483)(h)         (5,158)

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 1998


                                   (Continued)
           (Unaudited -in thousands, except Share and Per Share Data)


                                                                    1998 Events
                                                          --------------------------------
                                           The Company      Historical       Pro Forma
                                           Historical     Operations (a)    Adjustments       Subtotal
                                           ----------     --------------    -----------       --------
INCOME (LOSS) BEFORE MINORITY INTEREST
AND INCOME ALLOCATED TO PREFERRED
SHARES                                     $    20,665     $     10,854    $ (16,197)        $   15,322

MINORITY INTEREST                              (9,452)              ---           ---           (9,452)
                                           -----------     ------------    ----------        ----------

NET INCOME (LOSS)                               11,213           10,854      (16,197)             5,870

INCOME LOSS ALLOCATED TO
     PREFERRED SHARES                             (40)              ---       (1,760)(d)        (1,800)
                                           -----------     ------------    ----------        ----------

INCOME ALLOCATED TO
     COMMON SHARES                         $    11,173     $     10,854    $ (17,957)        $    4,070
                                           -----------     ------------    ----------        ----------
                                           -----------     ------------    ----------        ----------

BASIC EARNINGS PER COMMON
     SHARE                                 $      1.51
                                           -----------
                                           -----------

DILUTED EARNINGS PER COMMON
     SHARE                                 $      1.41
                                           -----------
                                           -----------

WEIGHTED AVERAGE SHARES
     OUTSTANDING - BASIC                     7,391,765
                                           -----------
                                           -----------

WEIGHTED AVERAGE COMMON    SHARES
OUTSTANDING -
     DILUTED                                14,667,523
                                           -----------
                                           -----------



                                                       1999 Events
                                             --------------------------------
                                               Historical       Pro Forma      The Company Pro
                                                                               ---------------
                                             Operations (e)    Adjustments        Forma
                                             --------------    -----------       ---------
INCOME (LOSS) BEFORE MINORITY INTEREST
AND INCOME ALLOCATED TO PREFERRED
SHARES                                         $    19,831     $(19,530)        $    15,623

MINORITY INTEREST                                      ---        5,776 (i)         (3,676)
                                               -----------     --------         -----------

NET INCOME (LOSS)                                   19,831      (13,754)             11,947

INCOME LOSS ALLOCATED TO
     PREFERRED SHARES                                  ---       (5,850)(j)         (7,650)
                                               -----------     ---------        -----------

INCOME ALLOCATED TO
     COMMON SHARES                             $    19,831     $(19,604)        $     4,297
                                               -----------     ---------        -----------
                                               -----------     ---------        -----------

BASIC EARNINGS PER COMMON
     SHARE                                                                      $       .57
                                                                                -----------
                                                                                -----------

DILUTED EARNINGS PER COMMON
     SHARE                                                                      $       .54
                                                                                -----------
                                                                                -----------

WEIGHTED AVERAGE SHARES
     OUTSTANDING - BASIC                                                          7,495,643
                                                                                -----------
                                                                                -----------

WEIGHTED AVERAGE COMMON    SHARES
OUTSTANDING -
     DILUTED                                                                     14,761,339
                                                                                -----------
                                                                                -----------

                             KEYSTONE PROPERTY TRUST

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


1.       BASIS OF PRESENTATION

         Keystone Property Trust (the "Company") is a self-administered and self-managed equity real estate investment trust that is organized in the state of Maryland. As of October 18, 1999, the Company owned 96 industrial and 34 office properties aggregating 15.7 million and 2.4 million square feet, respectively and an investment in a direct financing lease. The Company is the sole general partner of the Keystone Operating Partnership, L.P. (the "Operating Partnership") and as of June 30, 1999 owned approximately 53% of the Operating Partnership.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio, the ASW Property, the Szeles Portfolio, the Pioneer Portfolio, the Chambersburg Properties, the Browning Investments Portfolio, the Brashier Portfolio, the Reckson Morris Industrial Portfolio, the BMG Property, the Polyfoam Properties and the Lemoyne Property. In management's opinion, all adjustments necessary to reflect the acquisitions of the 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio, the ASW Property, the Szeles Portfolio, the Pioneer Portfolio, the Chambersburg Properties, the Browning Investments Portfolio, the Brashier Portfolio, the Reckson Morris Industrial Portfolio, BMG Property, the Polyfoam Properties, the Lemoyne Property, the October 1998 debt refinancing, and the private placements consummated in 1998 and 1999 by the Company have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period January 1, 1998, through the earlier of the respective acquisition date or June 30, 1999 or December 31, 1998. Operating results from those dates forward are included in the historical results of the Company.

2.       ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET AT JUNE 30, 1999

(A) Reflects the Company's recent property acquisitions as follows (in 000's):


                           Cost                                        Consideration
                         ---------- ------------------------------------------------------------------------------------
                         Total                    Accrued    Convertible                        Additional
                         Purchase    Mortgage    and other    Preferred   Preferred  Common       Paid in
Acquisition                Price       Debt      Liabilities    Units       Stock      Stock      Capital       Cash
-----------                -----       ----      -----------    -----       -----      -----      -------       ----
One Park Place           $  22,661  $  11,193    $     ---   $  11,268    $      --- $     ---  $      ---   $   (200)
Polyfoam Properties
  Stage II                   8,500        ---          ---         ---           ---       ---         ---     (8,500)
Reckson Morris
  Industrial Portfolio
  Stage I                  205,099    114,428        2,000(ii)  35,853             2               60,548(i)    7,732
Lemoyne Property            29,815     29,300          ---         ---           ---       ---        ---        (515)
                         ---------  ---------    ---------   ---------    ---------- ---------  ----------   ---------
                         $ 266,075  $ 154,921    $   2,000   $  47,121    $        2 $     ---  $  60,548    $ (1,483)
                         ---------  ---------    ---------   ---------    ---------- ---------  ----------   ---------
                         ---------  ---------    ---------   ---------    ---------- ---------  ----------   ---------



------------------------------
(i) Net of costs of equity issuance of $950,000.
(ii) Consists of the Company's estimate of required capital improvements to these buildings as of acquisition date and other costs associated with the transaction.

                             KEYSTONE PROPERTY TRUST

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION



(B) Adjustment to reflect the Company's 53.9% ownership of the Operating Partnership after the consummation of the 1999 acquisitions and various private placements.

3. ADJUSTMENTS TO PROFORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999

(a)      1999 DISPOSITIONS

         On March 26, 1999, the Company sold the Urban Farms Shopping Center in Franklin Lakes, New Jersey. This 90,000 square foot retail facility was sold for approximately $10,000,000, and generated a gain of $1,284,000. Proforma adjustments reflect the disposition of this asset and the related gain on sale.

                             KEYSTONE PROPERTY TRUST

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(b) 1999 EVENTS - HISTORICAL OPERATIONS:

         Reflects the historical operations of the BMG Property, Polyfoam Properties-Stages I and II, 10th Street-Office Works Building, One Park Place, the Reckson Morris Industrial Portfolio and the Lemoyne Property through the earlier of the respective acquisition dates, or June 30, 1999. Operating results from those dates forward are included in the historical results of the Company.


                                                                          (In 000's)
                                          -----------------------------------------------------------------------------
                                                           REVENUE                            OPERATING EXPENSES
                                          -------------------------------------------    ------------------------------
                                                           Tenant
                                                       Reimbursements                       Property
                                           Minimum           and                         Operating And
         ACQUISITION                         Rent       Other Income       Total         Other Expenses    Subtotal
                                             ----       ------------       -----         --------------    --------

         BMG Property                     $       103   $         3      $       106      $        4       $      102
         Polyfoam Properties-Stage I              500             2              502             160              342
         and II
         10th Street-Office Works                 104            --              104               4              100
         Building
         One Park Place                         2,076           372            2,448             894            1,554
         Reckson Morris Industrial              8,860         1,402           10,262           1,726            8,536
         Portfolio
         Lemoyne Property                       1,394           196            1,590             205            1,385
                                          -----------  ------------     ------------     -----------     ------------
                  TOTAL                   $    13,037   $     1,975      $    15,012      $    2,993       $   12,019
                                          -----------  ------------     ------------     -----------     ------------
                                          -----------  ------------     ------------     -----------     ------------

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



(c)      1999 PROFORMA ADJUSTMENTS:

Reflects the Company's pro forma adjustments relative to the acquisitions of the BMG Property, Polyfoam Properties-Stage I and II, 10th Street-Office Works Building, One Park Place, the Reckson Morris Industrial Portfolio and the Lemoyne Property for the six months ended June 30, 1999.



                                     -----------------------------------------------
                                                        REVENUE
                                     -----------------------------------------------
                                                         Tenant
                                                     Reimbursements
                                                           and
ACQUISITION                           Minimum Rent    Other Income        Total
                                      ------------    ------------        -----

BMG Property                              $--             $--             $--
Polyfoam Properties-Stage I and II         --              --              --
10th Street- Office Works Building         --              --              --
One Park Place                             --              --              --
Reckson Morris Industrial Portfolio        --              --              --
Lemoyne Property                           --              --              --
Urban Farms (iv)                           --              --              --
                                     -------------   -------------   -------------
                                     $     --        $     --        $     --
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------



                                        (In 000's)
                                        --------------------------------------------------------------
                                                       OPERATING EXPENSES
                                         -----------------------------------------------

                                            Property
                                         Operating And                            Depreciation and
ACQUISITION                              Other Expenses   Interest Expense(i)      Amortization (ii)    Total
                                         --------------   ----------------         ------------         -----

BMG Property                                  $--               $    90            $       56            $   146
Polyfoam Properties-Stage I and II             --                   217                   176                393
10th Street- Office Works Building             --                    77                    37                114
One Park Place                                 --                   453                   249                702
Reckson Morris Industrial Portfolio             (110)(iii)        3,907                 2,344              6,141
Lemoyne Property                               --                 1,070                   341              1,411
Urban Farms (iv)                               --                   (84)                  ---                (84)
                                        -------------          --------           ----------          ----------
                                        $    (110)             $  5,730           $    3,203          $    8,823
                                        -------------          --------           ----------          ----------
                                        -------------          --------           ----------          ----------





               Footnote explanations appear on the following page.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



Footnotes to 1999 Pro Forma Adjustments:


    (i) Proforma interest expense is presented assuming an effective rate of 6.56% on borrowings under the Company's $150 million revolving credit facility (the "Credit Facility"), and interest rates on assumed mortgage debt from the BMG Property, 10th Street-Office Works Building, One Park Place, Reckson Morris Industrial Portfolio, and the Lemoyne Property acquisitions ranging from 6.88% to 8.75%. Interest expense is shown net of interest of $360,000 capitalized on land under development for land acquired in the Reckson Morris Industrial Portfolio transaction.

    (ii) Proforma depreciation expense is presented assuming a useful life of 35 years.

    (iii) Adjustment to property operating expenses are recorded to reflect a reduction in management fees to the actual management fee levels to be changed as a result of the Company's acquisition.

    (iv) Proforma interest savings from the sale of Urban Farm Shopping Center on March 26, 1999. Approximately $5.5 million of proceeds were utilized to repay Credit Facility borrowings which this property had secured.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT




             (d) To reflect additional general and administrative expense associated with the Company's on-going management of the acquired properties.

             (e) To reflect the preferred distributions on 1,434,136 Series C Preferred Units issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These preferred units have an aggregate liquidation value of approximately $35.9 million and are entitled to a 9.75% preferred return. Also reflected is the preferred distribution for 450,700 Series D Convertible Preferred Units issued as partial consideration in the acquisition of One Park Place. These preferred units have an aggregate liquidation value of approximately $11.3 million and are entitled to a 9.0% preferred return.

             (f) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 53.9% of the Operating Partnership after the consummation of Stage I of the Reckson Morris Industrial Portfolio transaction. The adjustment to record the income effect of the minority interest share for the six months ended June 30, 1999 in the pro forma statement of operations was computed as follows (IN 000's):


Proforma Revenue                                                                        $          51,167

Proforma Operating Expenses                                                                       (40,924)

Proforma Preferred Dividends and Distributions                                                     (6,404)

Proforma Equity in Loss from Equity Investment                                                       (490)
                                                                                   -----------------------

Proforma Income before Minority Interest                                                $           3,349
                                                                                   -----------------------
                                                                                   -----------------------

Minority Interest (46.1%)                                                               $           1,544

Minority Interest at June 30, 1999                                                                  3,200
                                                                                   ----------------------

Adjustment Required                                                                     $           1,656
                                                                                   -----------------------
                                                                                   -----------------------

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT





             (g)   To reflect the income allocated to:

                   - the 1,600,000 shares of Series B Preferred Stock issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These Convertible Preferred shares have a liquidation value of $40,000,000, and are entitled to a preferred dividend at a rate equal to 9.75%.

                   - the 800,000 shares of Series C Preferred Stock issued to the Investors. These Convertible Preferred shares have a liquidation value of $20,000,000 and entitled to a preferred dividend equal to 9.75%.

                             KEYSTONE PROPERTY TRUST

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


4. ADJUSTMENTS TO PROFORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998

         (a)      1998 EVENTS-HISTORICAL OPERATIONS:

                  Reflects historical statements of operations of 101 Commerce Drive, One Phillips Drive, Americana Lakewood Apartments, GATX Properties, Double M Development Properties, The Galesi Properties, Fed One Properties, 6 British American Boulevard, Marway Circle, Szeles Portfolio, Pioneer Portfolio, Chambersburg Properties, Browning Investments Portfolio, and the Brashier Portfolio. The historical statements reflected below include the operating results for the period January 1, 1998 through the earlier of the respective acquisition dates or December 31, 1998. Operating results from those dates forward are included in the historical results of the Company.


                                                                             (In 000's)
                                       ---------------------------------------------------------------------------------------
                                                                                              OPERATING
                                                          REVENUE                             EXPENSES
                                       -----------------------------------------------    ------------------
                                                           Tenant
                                                       Reimbursements                         Property
                                                             and                            Operating And     Gains on Sales
ACQUISITION/DISPOSITION                 Minimum Rent    Other Income        Total          Other Expenses     of Properties
                                        ------------    ------------        -----          --------------     -------------

101 Commerce Drive                     $       61       $        --       $       61        $                  $
One Phillips Drive                             26                 3               29                   3
Americana Lakewood Apartments -  Sale         (44)              (45)             (89)               (53)              6,852
GATX Properties                               423                                423
Double M Development Properties               350                78              428                 109
The Galesi Properties                       1,880               565            2,445                 651
Quadrangles Village Apartments - Sale      (1,636)             (107)          (1,743)              (636)              5,100
Fed One Properties                            852                 8              860                  42
6 British American Boulevard                  209                91              300                  90
Marway Circle                                 268                                268                  20
Szeles Portfolio                            3,674                44            3,718               1,157
ASW Facility                                  477                 5              482                  43
Pioneer Portfolio                           7,630               932            8,562               2,647
Chambersburg Properties                     3,438               151            3,589                 880
Browning Portfolio                          3,161               545            3,706                 532
Brashier Portfolio                          5,708               171            5,879                 627
                                       ----------       -----------       ----------        ------------       ------------
                                       $   26,477       $     2,441       $   28,918        $      6,112       $     11,952
                                       ----------       -----------       ----------        ------------       ------------
                                       ----------       -----------       ----------        ------------       ------------

                             KEYSTONE PROPERTY TRUST

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(b)      PRO FORMA ADJUSTMENTS FOR 1998 EVENTS

Reflect the Company's pro forma adjustments relative to the acquisitions of 101 Commerce Drive, One Phillips Drive,GATX Properties, Double M Development Properties, The Galesi Properties, , Fed One Properties, 6 British American Boulevard, Marway Circle, the ASW Facility, Szeles Portfolio, Pioneer Properties, Chambersburg Properties, Browning Investments Portfolio and the Brashier Portfolio and the disposition of Americana Lakewood Apartments and Quadrangles Village Apartments during the year ended December 31, 1998 and including pro forma adjustments to reflect the July 9, 1998 Private Placement, the August 19, 1998 Private Placement, the October 1998 debt re-financing of a portion of the Credit Facility with term debt provided by Column Financial, Inc. ,the AEW Preferred Stock Private Placement, and the Brashier Preferred Unit transaction for the year ended December 31, 1998. The pro forma adjustments below reflect the period January 1, 1998 through the earlier of the respective acquisition dates or December 31, 1998. Operating results from those dates forward are included in the historical results of the Company.


                                                                    (In 000's)
                                         ------------------------------------------------------------------------
                                           REVENUE                      OPERATING EXPENSES
                                         -------------    -------------------------------------------------------

                                                             Property
ACQUISITION/DISPOSITION/                                  Operating And                          Depreciation and
OFFERING                                 Minimum Rent     Other Expenses   Interest Expense (i)  Amortization (ii)
                                         ------------     --------------   --------------------  ----------------

101 Commerce Drive                         $                $              $        26            $        13
One Phillips Drive                                                                  12                      6
Americana Lakewood Apartments - Sale                                              (23)
GATX Properties                                                                    155                     71
Double M Development Properties                                                    159                     79
The Galesi Properties                                                            1,018                    450
Quadrangles Village Apartments - Sale                                            (531)
Fed One Properties                                                                 435                    134
6 British American Boulevard                                                       137                     42
Marway Circle                                                                      140                     45
Szeles Portfolio                                                                 1,311                    559
ASW Facility                                                                       327                    105
Pioneer Portfolio                                                                3,333                  1,346
Chambersburg Properties (iii)                   1,688                22          3,002                    932
Browning Portfolio                                                               1,461                    735
July 9, 1999 Private Placement (iv)                                              (663)
August 19, 1998 - Private Placement                                              (630)
(iv)
Brashier Portfolio                                                               1,846                  1,137
Column Financial, Inc. Term Debt
Financing (v)                                                                      498
Amortization of Debt Premiums (v)                                                (464)
                                           ----------       -----------    -----------            -----------

                                           $    1,688       $        22    $    11,549            $     5,654
                                           ----------       -----------    -----------            -----------
                                           ----------       -----------    -----------            -----------



                  (Footnote explanations appear on next page.)

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



Footnotes:

(i) Pro forma interest expense is presented assuming an effective rate of 7.39% on borrowings under the Company's Credit Facility. The adjustment also includes interest expense associated with assumed indebtedness which ranged from 7.03% to 9.75%.

(ii) Pro forma depreciation expense is presented assuming an approximate useful life of 35 years.

(iii) To reflect rental income and other expenses associated with a lease executed by the seller with the Company in conjunction with the Company's acquisition of this property.

(iv) Assumes the proceeds from these offerings were utilized to repay the Company's Credit Facility.

(v) To reflect additional interest expense related to the October 1998 term debt refinancing, amortization of deferred finance costs related to the refinancing over a 10 year term and amortization of debt premiums on assumed indebtness over the respective debt term.

                             KEYSTONE PROPERTY TRUST

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION



(c) Reflects preferred distributions related to the 454,545 Series B Convertible Preferred Units issued as partial consideration in the acquisition of the Brashier Portfolio. The Series A Convertible Units have an aggregate stated value of $7,500,000, and are entitled to a 9% preferred return.

(d) Reflects income allocated to the 800,000 Series A Convertible Preferred Shares issued to AEW in December 1998. The Series A Preferred Shares have an aggregate liquidation value of $20,000,000 and are entitled to preferred dividends at a rate equal to 9%.

                             KEYSTONE PROPERTY TRUST

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(e) 1999 EVENTS - HISTORICAL OPERATIONS:

Reflects the historical operations of the BMG Property, Polyfoam Properties, 10th Street-Office Works Building, One Park Place, the Reckson Morris Industrial Portfolio and the Lemoyne Property for the year ended December 31, 1998. Also reflected is the elimination of the historical operations of the Urban Farms Shopping Center which was sold by the Company in March 1999.



                                     -----------------------------------------------
                                                        REVENUE
                                     -----------------------------------------------
                                                         Tenant
                                                     Reimbursements
                                                           and
ACQUISITION/DISPOSITION               Minimum Rent    Other Income      Subtotal
                                      ------------    ------------      --------

BMG Property                         $       411      $        10      $       421
Polyfoam Properties-Stage I and II         1,929                8            1,937
10th Street-Office Works Building            119              ---              119
One Park Place                             4,562              816            5,378
Reckson Industrial Portfolio              12,715            2,510           15,225
Lemoyne Property                           2,770              338            3,108
Urban Farms Shopping Center               (1,174)            (276)          (1,450)
                                     ------------     ------------     ------------
         Total                       $    21,332      $     3,406      $    24,738
                                     ------------     ------------     ------------
                                     ------------     ------------     ------------


                                     (In 000's)
                                     -------------------------------------------------------------
                                                 OPERATING EXPENSES
                                     --------------------------------------------

                                       Property      Depreciation       Total
                                     Operating And         and        Operating
ACQUISITION/DISPOSITION             Other Expenses   Amortization     Expenses        Total
                                     -------------   ------------     --------        -----

BMG Property                         $       15       $                $      15    $      406
Polyfoam Properties-Stage I and II          641              ---             641         1,296
10th Street-Office Works Building           ---              ---             ---           119
One Park Place                            1,505              ---           1,505         3,873
Reckson Industrial Portfolio              3,040              ---           3,040        12,185
Lemoyne Property                            352              ---             352         2,756
Urban Farms Shopping Center                (452)            (194)           (646)         (804)
                                     -----------      -----------      ----------   -----------
         Total                       $    5,101       $     (194)      $   4,907    $   19,831
                                     -----------      -----------      ----------   -----------
                                     -----------      -----------      ----------   -----------

                             KEYSTONE PROPERTY TRUST

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(f)      1999 PRO FORMA ADJUSTMENT:

Reflects the Company's pro forma adjustments relative to the acquisitions of the BMG Property, Polyfoam Properties, 10th Street-Office Works Building, One Park Place, the Reckson Morris Industrial Portfolio and the Lemoyne Property for the year ended December 31, 1998. Also reflected is a pro forma adjustment to eliminate the interest expense associated with the Urban Farms Shopping Center which was sold by the Company in March 1999.



                                     -----------------------------------------------
                                                        REVENUE
                                     -----------------------------------------------
                                                         Tenant
                                                     Reimbursements
                                        Minimum            and
ACQUISITION/DISPOSITION                   Rent        Other Income      Subtotal
                                          ----        ------------      --------

BMG Property                         $       ---      $       ---      $       ---
Polyfoam Properties-Stage I and II           479(v)           632(v)         1,111
10th Street-Office Works Building            ---              ---              ---
One Park Place                               ---              ---              ---
Reckson Morris Industrial Portfolio          ---              ---              ---
Lemoyne Property                             ---              ---              ---
Urban Farms (iv)                             --                --               --
                                     -----------      -----------      -----------
                                     $       479      $       632      $     1,111
                                     -----------      -----------      -----------
                                     -----------      -----------      -----------



                                     (In 000's)
                                     --------------------------------------------------------------
                                                          OPERATING EXPENSES
                                     --------------------------------------------------------------

                                        Property
                                     Operating And                           Depreciation and
ACQUISITION/DISPOSITION              Other Expenses    Interest Expense (i)  Amortization (ii)     Total
                                     --------------    --------------------  -----------------     -----


BMG Property                          $      ---      $       120            $      237          $      357
Polyfoam Properties-Stage I and II            ---             866                   510               1,376
10th Street-Office Works Building             ---              31                    15                  46
One Park Place                                ---             905                   499               1,404
Reckson Morris Industrial Portfolio         (208)(iii)      4,024                 4,688               8,504
Lemoyne Property                              ---           2,141                   681               2,822
Urban Farms (iv)                              --             (358)                  ---                (358)
                                      ----------      ------------           ----------          -----------
                                      $     (208)     $     7,729            $    6,630          $   14,151
                                      ----------      ------------           ----------          -----------
                                      ----------      ------------           ----------          -----------

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT


Footnotes:

      (i) Proforma interest expense is presented assuming an effective rate of 6.56% on borrowings under the Company's $150 million revolving credit facility (the "Credit Facility"), and interest rates on assumed mortgage debt from the BMG Property, 10th Street-Office Works Building, One Park Place, Reckson Morris Industrial Portfolio, and the Lemoyne Property acquisitions ranging from 6.88% to 8.75%. Interest expense is shown net of approximately $4,509,000 in interest capitalized on land under development for land acquired in the Reckson Morris Industrial Portfolio transaction.

      (ii) Proforma depreciation expense is presented assuming a useful life of 35 years.

     (iii) Adjustment to property operating expenses are recorded to reflect a reduction in management fees to the actual management fee levels to be charged as a result of the Company's acquisition.

     (iv) Proforma interest savings from the sale of Urban Farm Shopping Center on March 26, 1999. Approximately $5.5 million of proceeds were utilized to repay Credit Facility borrowings which this property had secured.

      (v) Adjustment to reflect additional rent and reimbursement of property operating expenses associated with a lease executed by the seller with the Company in conjunction with the Company's acquisition of this property.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT


             (g) To reflect additional general and administrative expense associated with the Company's management of the acquired properties.

             (h) To reflect the preferred distributions on 1,434,136 Series C Preferred Units issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These Preferred Units have an aggregate liquidation value of approximately $35.9 million and are entitled to a 9.75% preferred return. Also reflected is the preferred distribution of 450,700 Series D Convertible Preferred Units issued as partial consideration in the acquisition of One Park Place. These preferred units have an aggregate liquidation value of approximately $11.3 million and are entitled to a 9% preferred return.

             (i) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 53.9% of the Operating Partnership after the consummation of Stage I of the Reckson Morris Industrial Portfolio transaction. The adjustment to record the income effect of the minority interest share for the year ended December 31, 1998 in the pro forma statement of operations was computed as follows
                   (IN 000's):




Pro forma Revenue                                                        $        97,483

Pro forma Operating Expenses                                                      (73,693)

Pro forma Preferred Dividends and Distributions                                   (12,808)

Pro forma Equity in Loss from Equity Investments                                   (3,009)
                                                                         -----------------

Pro forma Income before Minority Interest                                $           7,973
                                                                         -----------------
                                                                         -----------------

Minority Interest (46.1%)                                                            3,676

Minority Interest at December 31, 1998                                               9,452
                                                                         -----------------

Adjustment Required                                                      $           5,776
                                                                         -----------------
                                                                         -----------------

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



             (j)   To reflect the income allocated to:

                   - the 1,600,000 shares of Series B Preferred Stock issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These Convertible Preferred shares have a liquidation value of $40,000,000, and are entitled to a preferred dividend at a rate equal to 9.75%.

                   - the 800,000 shares of Series C Preferred Stock issued to the Investors. These Convertible Preferred shares have a liquidation value of $20,000,000 and entitled to a preferred dividend equal to 9.75%.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Keystone Property Trust:

We have audited the accompanying statement of revenue and certain expenses of Lemoyne Property for the year ended December 31, 1998. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of Keystone Property Trust as described in Note 1 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Leymone Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.





Philadelphia, Pa.
October 15, 1999

                                LEMOYNE PROPERTY


               STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)







                                                          For the Six          For the Year
                                                         Months Ended             Ended
                                                        June 30, 1999          December 31,
                                                         (unaudited)              1998
                                                         -----------              ----
REVENUE:
   Minimum rent (Note 2)                               $      1,394,000       $      2,770,000
   Tenant reimbursements                                        196,000                338,000
                                                       ----------------       ----------------


         Total revenue                                        1,590,000              3,108,000
                                                       ----------------       ----------------

CERTAIN EXPENSES:
   Maintenance and other operating expenses                      32,000                 61,000
   Real estate taxes                                            154,000                257,000
   Insurance                                                     19,000                 34,000
                                                       ----------------       ----------------

         Total certain expenses                                 205,000                352,000
                                                       ----------------       ----------------

REVENUE IN EXCESS OF CERTAIN EXPENSES                  $      1,385,000       $      2,756,000
                                                       ----------------       ----------------
                                                       ----------------       ----------------







    The accompanying notes are an integral part of this financial statement.

                                LEMOYNE PROPERTY

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1998



1.   BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflects the operations of Lemoyne Property (the "Property"), located in Lemoyne, Pennsylvania. The Property was acquired by Keystone Property Trust (the "Company") on October 15, 1999 for a total purchase price (excluding closing costs) of $29.3 million. The Property has an aggregate net rentable area of 885,802 square feet and was 100% leased at December 31, 1998. This statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on a modified cash basis. Adjusting entries have been made to present the accompanying financial statement in accordance with generally accepted accounting principles. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The statement of revenue and certain expenses for the six months ended June 30, 1999 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:

Minimum rent presented includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 1998 was $56,000 and for the six months ended June 30, 1999 was $12,000 (unaudited).

The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 1998:


Tenant                                               Minimum Rent
------                                               ------------
Cumberland Distribution                              $  1,316,000
International Paper                                     1,068,000
WESCO Distribution                                        321,000


The Property is leased to tenants under operating leases with expiration dates extending to 2009. Future minimum rentals under non-cancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1998 are as follows:


                          1999                     $     2,766,000
                          2000                           2,797,000
                          2001                           1,512,000
                          2002                           1,543,000
                          2003                              30,000
                          Thereafter                       143,000


3.     RELATED PARTY TRANSACTIONS:

The Property incurred charges of $10,000 and $17,000 (unaudited) for the year ended December 31, 1998 and for the six months ended June 30, 1999, respectively, for repairs and maintenance work performed for the Property by Conewago Enterprises, Inc., a related party. These repairs and maintenance charges are included within the combined statement of revenue and certain expenses.